Victory Funds

Victory Diversified Stock Fund

Victory INCORE Fund for Income

Victory INCORE Investment Grade Convertible Fund

Victory NewBridge Large Cap Growth Fund

Victory Special Value Fund

Victory Strategic Allocation Fund

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

(each, a "Fund")

Supplement dated April 30, 2021

to the Prospectus dated March 1, 2021 ("Prospectus"), as supplemented

1.The following sentence at the end of the first paragraph in the section tiled "Sales Charge Reductions and Waivers for Class A Shares" is hereby deleted in its entirety:

For the purposes of this section, "Victory Funds" includes all affiliated mutual funds that are marketed under a different brand name ("Affiliated Funds").

2.The following sentence in the second paragraph in the section title "Sales Charge Reductions and Waivers for Class A Shares" is hereby deleted in its entirety:

Certain financial intermediaries may be unable to apply reduced shares charges based on ownership of Affiliated Funds to shares you purchase through them.

3.References to "or Affiliated Fund" in the section titled "How to Exchange Shares" are deleted in their entirety.

4.The following bullet point in the beginning of the section titled "How to Exchange Shares" is deleted in its entirety:

Your financial intermediary must be able to accommodate an exchange request with an Affiliated Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Funds

Victory INCORE Total Return Bond Fund

Victory Integrity Discovery Fund

Victory Integrity Mid-Cap Value Fund

Victory Integrity Small/Mid-Cap Value Fund

Victory Integrity Small-Cap Value Fund

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Multi-Cap Fund

Victory Munder Small Cap Growth Fund

Victory S&P 500 Index Fund

Victory Trivalent International Fund-Core Equity

Victory Trivalent International Small-Cap Fund

(each, a "Fund")

Supplement dated April 30, 2021

to the Prospectus dated November 1, 2021 ("Prospectus"), as supplemented

Effective April 30, 2021, the following changes have been incorporated into the Prospectus for each Fund.

1.Under the section titled "Choosing a Share Class" the first two paragraphs under the subsection "Sales       Charge Reductions and Waivers for Class A Shares" has been deleted and replaced with the following:

There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.

2.The sub bullets Letter of Intent, Right of Accumulation, and Combination Privilege under the subsection

        "Sales Charge Reductions and Waivers for Class A Shares" have been deleted and replaced with the following:

❖Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and assets held in group retirement plans), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;

❖Right of Accumulation – You may add the value of any other Victory Funds of any share class that you already own (except money market funds and any assets held in group retirement plans), to the amount of your next Class A investment to determine if your additional investment will qualify for a sales charge breakpoint. The value of the other Victory Funds of any share class you already own (except money market funds and any assets held in group retirement plants) will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Victory Funds of any share class (except money market funds and any assets held in group retirement plans) (or those held by your spouse (including domestic partner) and your children under age 21), determined at the previous day's NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund's Right of Accumulation, you or your investment professional must inform the Fund's transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;

❖Combination Privilege – You may combine the value in accounts of multiple Victory Funds of any share class (except money market funds and any assets held in group retirement plans) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;

3.Effective on or after May 1, 2021, the following replaces the Edward D. Jones section under Appendix A in its entirety.

Edward D. Jones & Co., L.P. ("Edward Jones")

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA")

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI")

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers – Sales Charges are waived for the following shareholders and in the following situations:

Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good- standing and remains in good standing pursuant to Edward Jones' policies and procedures.

Shares purchased in an Edward Jones fee-based program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge ("CDSC") Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

Death or disability of the shareholder.

Systematic withdrawals with up to 10% per year of the account value.

Return of excess contributions from an Individual Retirement Account ("IRA").

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

Shares exchanged in an Edward Jones fee-based program.

Shares acquired through NAV reinstatement.

Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

Initial purchase minimum: $250

Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

A fee-based account held on an Edward Jones platform

A 529 account held on an Edward Jones platform

An account with an active systematic investment plan or LOI

Exchanging Share Classes

At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.